UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

Dollar General Corporation (the “Company”) has been cooperating with the staff of the United States Federal Trade Commission (the “FTC”) since early February 2026 in response to a Civil Investigative Demand dated January 30, 2026, issued in connection with a non-public investigation seeking information regarding the Company’s marketing, advertising, offering for sale and sale of products. On September 23, 2026, the Company received from the FTC staff a draft federal court complaint alleging violations of the FTC Act and the Gramm-Leach-Bliley Act and the laws of unnamed states, as well as a draft order of settlement. The FTC also demanded significant monetary relief. Prior to this communication, no settlement demand or investigative findings had been communicated to the Company, and no settlement discussions had taken place.

Since the receipt of the draft federal complaint, the Company has attempted to engage constructively with the FTC staff to resolve this matter without litigation and to address what the Company believes are unreasonable demands for redress using assumptions and methodology the Company believes are unsupported and materially overstate any alleged consumer harm. Despite these ongoing efforts, on October 26, 2026, the FTC, together with various states acting by and through their respective representatives, filed a lawsuit against the Company in the United States District Court for the Middle District of Tennessee. The plaintiffs allege that the Company violated Section 5(a) of the FTC Act, 15 U.S.C. Sec. 45(a), and the Gramm-Leach-Bliley Act, 15 U.S.C. Secs. 6801-6809, 6821-6827, as well as various state consumer protection and/or weights and measures laws. The plaintiffs seek injunctive relief, monetary judgment, civil penalties, and other relief. The Company intends to vigorously defend this matter. However, no assurances can be given that the Company will be successful in its defense efforts, which could involve significant costs, and if the Company’s defense efforts are not successful, the resolution of this matter could have a material adverse effect on the Company’s consolidated financial statements as a whole.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2026	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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